Exhibit 99.1


DeVry Inc. Announces Fiscal 2007 First-Quarter Results, September Enrollment at
            Ross University and Keller Graduate School of Management


     OAKBROOK TERRACE, Ill.--(BUSINESS WIRE)--Oct. 24, 2006--DeVry Inc. (NYSE:
DV), an international higher education company, reported financial results for the fiscal 2007 first quarter and September 2006 enrollment at Ross University and Keller Graduate School of Management. Revenues in the first quarter increased 12.1 percent to $220.7 million, compared with $196.8 million for the same quarter one year ago. Net income for the first quarter was $20.9 million, or $0.29 per diluted share, compared to $4.7 million, or $0.07 per diluted share last year. Net income in the first quarter of fiscal 2007 includes a gain on the sale of a DeVry University facility located in West Hills, Calif., of $11.8 million, net of tax, or $0.16 per share.

     "Effective management of DeVry's diverse portfolio of high-quality program offerings allowed the company to deliver solid results in the first quarter, while keeping the focus on long-term growth and profitability," said Ronald L. Taylor, DeVry's chief executive officer. "We believe we're on track to continue this progress in fiscal 2007 and beyond."

     For the September 2006 session, the total number of coursetakers at Keller Graduate School of Management (KGSM) increased 10.5 percent to 14,069 coursetakers compared to 12,732 coursetakers in the prior year's session. Fall 2006 enrollment results for DeVry University and the November session at KGSM will be reported December 7.

     The number of new students enrolled at Ross University for the September 2006 term was 576, compared to 575 in the previous year. In the September 2005 term, new students grew 40.6 percent. The total number of students enrolled at Ross during the same period increased 15.4 percent to 3,724, compared to 3,227 last year. Ross University is adding faculty, classrooms, laboratories and student housing to satisfy increasing student demand.

     During the first quarter of fiscal 2007, Becker Professional Review, which includes Becker CPA Review and Stalla Review for the CFA, posted a revenue increase of 32.6 percent over last year's first quarter.

     "While overall company performance in the quarter was strong, our results were affected by marketing and recruiting investments that we believe will yield better long-term enrollment results at DeVry University," said Daniel Hamburger, DeVry's president and chief operating officer. "Our priorities remain clear - to grow our enrollments, improve the utilization of our assets, and continue to deliver high-quality programs to meet the needs of our students."

     DeVry Inc. will hold a conference call to discuss its fiscal 2007 first-quarter results on October 24, 2006, at 3:30 p.m. Central Time (4:30 p.m. Eastern Time). The conference call will be led by Ronald Taylor, chief executive officer; Daniel Hamburger, president and chief operating officer, and Rick Gunst, chief financial officer.

     For those wishing to participate by telephone, dial 866-362-4820 (domestic) or 617-597-5345 (international). DeVry Inc. will also broadcast the conference call live via the Internet. Interested parties may access the Webcast through the Investor Relations section of the company's Web site, or

     http://phx.corporate-ir.net/phoenix.zhtml?p=irol-eventDetails&c=93
880&eventID=1211813. (Due to its length, this URL may need to be copied/pasted into your Internet browser's address field. Remove the extra space if one exists.)

     Please access the Web site at least 15 minutes prior to the start of the call to register, download and install any necessary audio software.

     The company will archive a telephone replay of the call until November 7, 2006. To access the replay, dial 888-286-8010 (domestic) or 617-801-6888
(international), passcode 76236652. To access the Webcast replay, please visit the company's Web site, or

     http://phx.corporate-ir.net/phoenix.zhtml?p=irol-eventDetails&c=93
880&eventID=1211813. (Due to its length, this URL may need to be copied/pasted into your Internet browser's address field. Remove the extra space if one exists.)

     About DeVry Inc.

     DeVry Inc. (NYSE: DV) is the holding company for DeVry University, Ross University, Chamberlain College of Nursing and Becker Professional Review. DeVry University, which includes Keller Graduate School of Management, offers associate, bachelor's and master's degree programs in technology, healthcare technology, business and management. Ross University, through its schools of Medicine and Veterinary Medicine, offers both doctor of medicine and doctor of veterinary medicine degree programs. Chamberlain College of Nursing offers associate and bachelor's degree programs in nursing. Becker Professional Review, which includes Stalla CFA Review, provides preparatory coursework for the certified public accountant and chartered financial analyst exams. DeVry Inc. is based in Oakbrook Terrace, Ill. For more information about the company, visit http://www.devryinc.com.


Selected Operating Data (in thousands, except per share data)
----------------------------------------------------------------------

                                                     First Quarter
                                                  Ended September 30:
                                                    FY2007    FY2006
                                                  --------------------
Revenues                                           $220,653  $196,780
Net Income                                          $20,920    $4,732
Earnings per Share (diluted)                          $0.29     $0.07
Number of common shares (diluted)                    71,029    70,664


     The following table illustrates the effects of the gain on the sale of the West Hills facility on the company's earnings. The non-GAAP disclosure of earnings is not preferable to GAAP net income but is shown as a supplement to such disclosure for comparability to the year-ago quarter's earnings (in thousands, except per share data):


                                                     First Quarter
                                                  Ended September 30:
                                                    FY2007    FY2006
                                                  --------------------
Net Income                                          $20,920    $4,732
      Earnings per Share (diluted)                    $0.29     $0.07
Gain on Facility Sale (net of tax)                  $11,840        --
      Earnings per Share (diluted)                    $0.16        --
Net Income Excluding the Gain on Facility Sale       $9,080    $4,732
      Earnings per Share (diluted)                    $0.13     $0.07


September 2006 Enrollment Results
----------------------------------------------------------------------

Keller Graduate School of Management   September September % Increase
                                          2006      2005

Total coursetakers(a) (onsite/online)    14,069    12,732        10.5%

Ross University
New students                                576       575         0.2%
Total students                            3,724     3,227        15.4%


     (a) The term "coursetaker" refers to the number of courses taken by a student. Thus one student taking two courses is counted as two coursetakers.

     Certain statements contained in this release concerning DeVry's future performance, including those statements concerning DeVry's expectations or plans, may constitute forward-looking statements subject to the Safe Harbor Provision of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by phrases such as DeVry Inc. or its management "believes," "expects," "anticipates," "foresees," "forecasts," "estimates" or other words or phrases of similar import. Actual results may differ materially from those projected or implied by these forward-looking statements. Potential risks, uncertainties and other factors that could cause results to differ are described more fully in Item 1A, "Risk Factors," in the Company's most recent Annual Report on Form 10-K for the year ending June 30, 2006 and filed with the Securities andExchange Commission on September 13, 2006.


                             DEVRY INC.
                     CONSOLIDATED BALANCE SHEETS
---------------------------------------------------------------------
                       (Dollars in Thousands)
                             (Unaudited)
                             PRELIMINARY

                             September 30,   June 30,   September 30,
                                 2006          2006         2005

ASSETS
------

Current Assets
----------------------

      Cash and Cash
       Equivalents               $168,646     $130,583      $119,829
      Restricted Cash              30,198       20,632        26,217
      Accounts Receivable,
       Net                         76,803       46,567        83,585
      Inventories                     129          133            95
      Deferred Income Taxes,
       Net                         15,485       13,700        17,142
      Prepaid Expenses and
       Other                       22,463       16,458        16,478
                             ------------- ------------ -------------

           Total Current
            Assets                313,724      228,073       263,346
                             ------------- ------------ -------------

Land, Buildings and
 Equipment, Net                   257,241      272,926       282,253
---------------------------- ------------- ------------ -------------

Other Assets
----------------------

      Intangible Assets, Net       61,955       63,762        71,118
      Goodwill                    291,113      291,113       291,308
      Perkins Program Fund,
       Net                         13,450       13,450        13,290
      Other Assets                  2,639        3,158         4,481
                             ------------- ------------ -------------

           Total Other
            Assets                369,157      371,483       380,197
                             ------------- ------------ -------------

TOTAL ASSETS                     $940,122     $872,482      $925,796
                             ============= ============ =============


                             DEVRY INC.
                     CONSOLIDATED BALANCE SHEETS
---------------------------------------------------------------------
                       (Dollars in Thousands)
                             (Unaudited)
                             PRELIMINARY

                             September 30,   June 30,   September 30,
                                 2006          2006         2005
LIABILITIES
-----------

Current Liabilities
----------------------

      Current Portion of
       Debt                       $75,000      $60,000       $50,000
      Accounts Payable             34,313       39,677        24,154
      Accrued Salaries,
       Wages and Benefits          34,917       35,600        30,784
      Accrued Expenses             45,268       27,639        30,525
      Advance Tuition
       Payments                    18,699       16,584        15,664
      Deferred Tuition
       Revenue                    103,745       31,769        95,446
                             ------------- ------------ -------------

           Total Current
            Liabilities           311,942      211,269       246,573
                             ------------- ------------ -------------

Non-Current Liabilities
----------------------------

      Revolving Loan               10,000            -             -
      Senior Notes                      -       65,000       125,000
      Deferred Income Taxes,
       Net                         10,705       12,564        15,963
      Accrued Postemployment
       Agreements                   5,565        5,594         6,352
      Deferred Rent and
       Other                       14,519       13,448        12,613
                             ------------- ------------ -------------

           Total Non-current
            Liabilities            40,789       96,606       159,928
                             ------------- ------------ -------------

TOTAL LIABILITIES                 352,731      307,875       406,501
                             ------------- ------------ -------------

SHAREHOLDERS' EQUITY
----------------------------

Common Stock, $0.01 par
 value, 200,000,000 Shares
 Authorized; 70,823,000,
 70,757,000 and 70,527,000
 Shares issued and
 outstanding at September
 30, 2006, June 30, 2006 and
 September 30, 2005,
 respectively.                        709          708           706
Treasury Stock                     (1,894)      (2,120)       (2,377)
Additional Paid-in Capital        126,186      124,550       117,463
Retained Earnings                 462,813      441,893       403,572
Accumulated Other
 Comprehensive Loss                  (423)        (424)          (69)
                             ------------- ------------ -------------

TOTAL SHAREHOLDERS' EQUITY        587,391      564,607       519,295
                             ------------- ------------ -------------

TOTAL LIABILITIES AND
 SHAREHOLDERS' EQUITY            $940,122     $872,482      $925,796
                             ============= ============ =============



                              DEVRY INC.
                  CONSOLIDATED STATEMENTS OF INCOME
         (Dollars in Thousands Except for Per Share Amounts)
                             (Unaudited)
                             PRELIMINARY

                                                     For The Quarter
                                                   Ended September 30,
                                                   -------------------

                                                       2006      2005
                                                   --------- ---------

REVENUES:

 Tuition                                           $202,633  $183,053
 Other Educational                                   16,582    13,308
 Interest                                             1,438       419
                                                   --------- ---------

          Total Revenues                            220,653   196,780
                                                   --------- ---------

COSTS AND EXPENSES:

 Cost of Educational Services                       120,304   111,709
 Gain on Sale of Assets                             (19,855)        -
 Student Services and Administrative Expense         85,798    75,890
 Interest Expense                                     2,169     2,655
                                                   --------- ---------

          Total Costs and Expenses                  188,416   190,254
                                                   --------- ---------

Income Before Income Taxes                           32,237     6,526

Income Tax Provision                                 11,317     1,794
                                                   --------- ---------

NET INCOME                                          $20,920    $4,732
                                                   ========= =========

EARNINGS PER COMMON SHARE
   Basic                                              $0.30     $0.07
                                                   ========= =========
   Diluted                                            $0.29     $0.07
                                                   ========= =========


                    DEVRY INC.
      CONSOLIDATED STATEMENTS OF CASH FLOWS
              (Dollars in Thousands)
                   (Unaudited)
                   PRELIMINARY
                                                     For The Quarter
                                                   Ended September 30,
                                                   -------------------
                                                       2006      2005
                                                   --------- ---------

CASH FLOWS FROM OPERATING ACTIVITIES:
 Net Income                                         $20,920    $4,732
 Adjustments to Reconcile Net Income to Net Cash
  Provided by Operating Activities:
   Stock-Based Compensation Charge                      978     1,145
   Depreciation                                       8,392     9,093
   Amortization                                       2,200     2,701
   Provision for Refunds and Uncollectible
    Accounts                                         13,308    11,264
   Deferred Income Taxes                             (3,652)       14
   (Gain) Loss on Disposals of Land, Buildings and
    Equipment                                       (19,724)       10
   Changes in Assets and Liabilities, Net of
    Effects from Acquisition of Business:
     Restricted Cash                                 (9,566)  (12,279)
     Accounts Receivable                            (43,544)  (55,604)
     Inventories                                          4        77
     Prepaid Expenses And Other                      (4,837)   (6,418)
     Accounts Payable                                (5,364)   (6,556)
     Accrued Salaries, Wages, Expenses and
      Benefits                                       16,946    (7,281)
     Advance Tuition Payments                         2,115       941
     Deferred Tuition Revenue                        71,976    72,623
                                                   --------- ---------

 NET CASH PROVIDED BY OPERATING ACTIVITIES           50,152    14,462
                                                   --------- ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
 Capital Expenditures                                (7,761)   (4,564)
 Net Proceeds from Sale of Land and Buildings        34,778         -
 Payment for Purchase of Business                         -    (2,000)
                                                   --------- ---------

 NET CASH PROVIDED BY (USED IN) INVESTING
  ACTIVITIES                                         27,017    (6,564)
                                                   --------- ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
 Proceeds From Exercise of Stock Options                658       328
 Proceeds From Stock Issued Under Employee Stock
  Purchase Plan                                         227         -
 Excess Tax Benefit from Stock-Based Payments             8        42
 Repayments Under Senior Notes                      (40,000)
 Repayments Under Revolving Credit Facility               -   (50,000)
                                                   --------- ---------

 NET CASH USED IN FINANCING ACTIVITIES              (39,107)  (49,630)
                                                   --------- ---------

Effects of Exchange Rate Differences                      1      (262)
                                                   --------- ---------

NET INCREASE (DECREASE) IN CASH AND CASH
 EQUIVALENTS                                         38,063   (41,994)

Cash and Cash Equivalents at Beginning of Period    130,583   161,823
                                                   --------- ---------

Cash and Cash Equivalents at End of Period         $168,646  $119,829
                                                   ========= =========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
 Interest Paid During the Period                     $2,150    $2,206
 Income Tax Payments During the Period, Net             225     6,900



    CONTACT: DeVry Inc.
             Investor Contact:
             Joan Bates, 630-574-1949
             jbates@devry.com
             or
             Dresner Corporate Services
             Media Contact:
             David Gutierrez, 312-780-7204
             dgutierrez@dresnerco.com